EXHIBIT 99

Cautionary Statement

The forward looking statements presented today including projections with respect to earnings growth and the Company's plans and objectives are subject to risks and uncertainties that could cause actual results to differ materially from projected results discussed. These include inaccuracies in management projections or market forecasts and the actions that management could take in response to these changes.

For additional detailed information, we refer you to the discussions under the heading "Forward Looking Statements" in the Company's 1998 10-K and Third Quarter 1999 10-Q, both of which have been filed with the SEC.


==================================(SLIDE 1)===================================


                       The Bank of New York Company, Inc.



==================================(SLIDE 2)===================================

                             Earnings Contribution
                                    Percent

                                                                                                 Pro Forma
                                         1995       1996        1997        1998       1999E       1999E
                                       -------    --------    -------     -------    --------     -------

Securities Serv. And Cash Proc.            22         30          35          37          41          44
Private Client Services                     5          6           8           9           9          10
                                       -------    -------    -------     -------    --------     -------
Fiduciary/Securities Servicing             27         36          43          46          50          54
                                       =======    =======    =======     =======    ========     =======

Corporate Banking                          20         22          24          23          21          22
Retail Banking                             15         14          12          12          12          12
Financial Market Services                  13         12          11          11          11          12
Asset Based Lending                         7          7           8           8           6           0
Credit Card                                18          9           2           0           0           0
                                       -------    -------    -------     -------    --------     -------
                                          100        100         100         100         100         100
                                       =======    =======    =======     =======    ========     =======




==================================(SLIDE 3)===================================


Transformation Continues

-Strategic focus on fiduciary and asset servicing businesses
-Sale of BNY Financial
-RBS Trust Bank acquisition
-Continued realignment of lending strategy
-Trend will continue

==================================(SLIDE 4)===================================


Momentum Accelerates

Enhancing revenue growth
     -Benefiting from favorable secular trends
     -Continuing industry consolidation
     -Structural pressures on asset managers and providers



==================================(SLIDE 5)===================================


Momentum Accelerates

Sustaining technology leadership
     -Real-time web-based services
Enhancing investor returns
     -Active capital management


==================================(SLIDE 6)===================================


BK Investment Thesis

Proven business model
     -Sustainable, high growth, fee-based businesses
Breadth of product
     -Integrated
     -Single-source provider
Leader in technology
     -Scalable
     -Functional
     -Low cost of delivery


==================================(SLIDE 7)===================================


BK Investment Thesis (continued)

Relationship orientation
     -Successful cross-selling
     -Outsourcing opportunities
Organizational expertise
     -Integration of acquisitions
     -Managing complex product suite


==================================(SLIDE 8)===================================


                         Realignment of Loan Portfolio
                                    Percent


                                                   1994       1999
                                                   ----       ----

Securities and Fiduciary Services                    41         73
Credit Only                                          45         10
Retail, Leasing and Other                            14         17
                                                   ----       ----
    Total                                           100        100
                                                   ====       ====




==================================(SLIDE 9)===================================


                              Loan Portfolio Mix
                                    Percent


                                                   1994       1999
                                                   ----       ----


Industry:
Financial Companies                                  14         24
Specialized Industries                               24         32
Private Banking                                       3          5
                                                   ----       ----
    Subtotal                                         41         61

U.S. Corporate/Regional                              17         22
Retail, Leasing and Other                            14         17
Credit Card                                          23          0
Asset Based Lending                                   5          0
                                                   ----       ----
          Total                                     100        100
                                                   ====       ====


==================================(SLIDE 10)==================================


                              Key Capital Ratios
                                   Percent


                                                  1998       1999E
                                                  -----      -----


Tier 1                                             7.89       7.60
Total                                             11.90      11.70
TCE                                                6.25       4.70
Leverage                                           7.46       6.90



==================================(SLIDE 11)==================================


                        Tier 1 Capital Sources and Uses


                                               In Millions of Dollars
                                               ----------------------


Earnings projection:  Year 2000*                         $1,400
Plus:  Emp. Purch./GW Amort.                                400

Less:     Dividends                                        (500)
          Acquisitions                                     (400)
          Balance sheet growth                             (100)
                                                         ------

Capital available for further acquisitions/
     TCE improvement/stock buyback                       $  800
                                                         ======

* Based on Yr. 2000 First Call estimates





==================================(SLIDE 12)==================================


                             Technology Investment
                                  In Millions


                1996     1997     1998     1999E     2000E
                ----     ----     ----     -----     -----

                $290     $308     $360     $400      $455


                              12% Average Growth


==================================(SLIDE 13)==================================



Acquisitions will Continue

Consolidation pressures increasing
     -Scale players benefit
     -Refocusing on core competencies
Year 2000 opportunities
     -Corporate Trust
     -Investor Services
     -Private Client Services
     -Execution and Clearing Services




==================================(SLIDE 14)==================================

                             Securities Servicing


Market                                        Sustainable Growth
 Rank         Product                             2000 - 2003
-------       -------                         ------------------

  2           International Custody                   25% +
  2           Mutual Funds                            20% +
  1           Securities Clearance                    20% +
  1           Depositary Receipts                     15% +
  2           Corporate Trust                         15% +
  2           Domestic Custody                        10% +
  2           Securities Lending                      10% +
  2           Unit Investment Trust                   10% +
  3           Stock Transfer                          10% +
                                                      -----

                                           Overall    15% +


==================================(SLIDE 15)==================================


Growth Rates
Depositary Receipt Services

Sustainable revenue growth:     15%+
Significant upside potential:   30%+
     -Volatility
     -Corporate actions
Increases in recurring fees
New products
     -Basket depositary receipts






==================================(SLIDE 16)==================================


Corporate Trust Growth Rates

Sustainable revenue growth:      15%+
Significant upside potential:    25%+
     -Continued global expansion
     -BNY Asset Solutions
     -Ongoing acquisitions
          -32 since 1993
          -6 in 1999


==================================(SLIDE 17)==================================


                       Securities Servicing Fee Revenues
                             In Millions of Dollars


                                         Est.      1999         Est.       2000
                                         1999      Growth       2000       Growth
                                       -------    --------    -------     -------

ADRs
Corporate Trust                         $  507       20%      $  620+       22%
Stock Transfer

International Custody
Domestic Custody                        $  431       28%         595+       38%
Securities Lending

Mutual Funds
Securities Clearance                    $  307       28%         360+       18%
UIT
                                        ------                -------
          Total Fee Revenue             $1,245       24%      $1,575+       27%
                                       =======                =======





==================================(SLIDE 18)==================================


                             Earnings Contribution
                                     Percent



                                         1995       1998       1999E       2000E
                                       -------    --------    -------     -------

Securities Serv. And Cash Proc.            22         37          41          46
Private Client Services                     5          9           9          10
                                       -------    --------    -------     -------
Fiduciary/Securities Servicing             27         46          50          56
                                       =======    ========    =======     =======

Corporate Banking                          20         23          21          20
Retail Banking                             15         12          12          12
Financial Market Services                  13         11          11          12
Asset Based Lending                         7          8           6           0
Credit Card                                18          0           0           0
                                       -------    --------    -------     -------
                                          100        100         100         100
                                       =======    ========    =======     =======





==================================(SLIDE 19)==================================


                           Cash Processing Revenues
                            In Millions of Dollars


                                   1999E     2000E
                                   -----     -----

Revenue                             $389      $419
%Increase                            6%         8%



==================================(SLIDE 20)==================================


                            Private Client Services
                            In Millions of Dollars


                                    1999E     2000E
                                    -----     -----

Fees                                 $243      $292
% Increase                           16%+      20%+


==================================(SLIDE 21)==================================


Corporate Banking

-Expected loan growth for 1999E:   5.5%+
-Expected loan growth for 2000E:   8.0%+
-Strong asset quality continues
-Capital market capabilities
-Fee income focus


==================================(SLIDE 22)==================================


Financial Market Services

-Increased customer volumes
-Improved penetration of European customer base
-Significant upside: RBS Trust
-Revenue growth for 1999E: 20%+
-Revenue growth for 2000E: 30%+


==================================(SLIDE 23)==================================


Non-Interest Income
% of Revenues

1995     1998     1999E     2000E
----     ----     -----     -----

 41%      58%      61%       63%


==================================(SLIDE 24)==================================


Financial Goals 2000-2003

     Target                                  Goal
     ------                                ---------

Return on Equity                             24%+
Return on Assets                              2%
Efficiency Ratio                             48%
EPS Growth Rate                            12 to 14%


====================================(END)====================================